SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

IDX SYSTEMS CORPORATION

(Exact name of registrant as specified in charter)

Vermont	0-26816	03-0222230

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

40 IDX Drive, South Burlington, VT		05403

(Address of principal executive offices)		(Zip Code)

802-862-1022

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

IDX Systems Corporation (the “Registrant”) filed a Current Report on Form 8-K, dated April 30, 2003, with the Securities and Exchange Commission earlier today (the “Initial Form 8-K”), relating to the announcement of its financial results for the quarter ended March 31, 2003 and furnishing the full text of the press release issued in connection with such announcement as Exhibit 99.1 to the Initial Form 8-K (the “Press Release”).

The undersigned Registrant hereby amends its Initial Form 8-K to conform the Press Release to the actual press release issued earlier today by correcting a typographical error appearing in the parenthetical under the heading “December 31, 2002” on the Consolidated Balance Sheets in the Press Release to read “unaudited”.

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On April 30 2003, IDX Systems Corporation announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003

IDX SYSTEMS CORPORATION

By:     /S/ JOHN A. KANE

John A. Kane

Senior Vice President, Finance and

Administration, Chief Financial

Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 30, 2003 (This exhibit supercedes the one previously furnished.)